UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2018

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01    Financial Statements and Exhibits.

This Amendment No. 2 to the Current Report on Form 8-K, filed on July 2, 2018 (the “Original 8-K”), is being filed solely to file a revised consent of Deloitte & Touche LLP that corrects the reference to a certain registration statement referred to in the original consent of Deloitte & Touche LLP filed as Exhibit 23.1 to Amendment No. 1 to the Original 8-K, filed on September 17, 2018 (the “Amended 8-K”).

The revised consent of Deloitte & Touche LLP is filed hereto as Exhibit 23.1 and included by reference herein and supersedes the original consent of Deloitte & Touche LLP included in the Amended 8-K.

(d) Exhibits.

Exhibit No.	Description
Exhibit 23.1	Consent of Deloitte & Touche LLP

Exhibit Index

Exhibit No.	Description
Exhibit 23.1	Consent of Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	September 18, 2018	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel